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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: November 16, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ____________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                     Page 1
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ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED NOVEMBER 16, 2004

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2004 AND 2003

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2004

EXHIBIT 99.4 CONSOLIDATED BALANCE SHEETS AT SEPTEMBER 30, 2004 AND SEPTEMBER 30, 2003

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT NOVEMBER 16, 2004



ITEM 9.    REGULATION FD DISCLOSURE


     On November 16, 2004, the Company announced its earnings for the Fiscal Year and Fourth Quarter ended September 30, 2004. A copy of the press release summarizing these earnings is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

     The ATWOOD FALCON continues to work under its drilling contract with Sarawak Shell Berhad ("Shell"). This contract is expected to extend into February 2005. Immediately upon completion of the Shell contract, the rig will be moved to Japan to commence a drilling program for Japan Energy Development Co., Ltd. ("Japan") which now includes two firm wells after Japan exercised its one option well. The Japan drilling program could take until approximately August 2005 to complete.

     The ATWOOD HUNTER continues to work under its drilling contract with Burullus Gas Co., ("Burullus"). The initial contract with Burullus included the drilling of ten (10) firm wells and options to drill six additional wells. Burullus has now exercised options to drill all six of these additional wells. The dayrate for all wells drilled will be $62,400. This contract is expected to extend into approximately September 2005.

     The SEAHAWK has completed its minor modifications and equipment change-out at the Kemanan Supply Base, Malaysia and has commenced its two well drilling program for Sarawak Shell Berhad ("Shell"). This drilling program is expected to extend into late January 2005. Additional work, following the Shell contract, is being pursued in Southeast Asia as well as other areas of the world.

     Additional information with respect to the Company's Consolidated Statements of Operations for the three months and year ended September 30, 2004 and 2003, an analysis of Contract Revenues and Drilling Costs for the three months and year ended September 30, 2004, Consolidated Balance Sheets at September 30, 2004 and 2003 and Contract Status Summary at November 16, 2004 are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, which are being furnished in accordance with rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

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         Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ATWOOD OCEANICS, INC.
                                      (Registrant)



                                      /s/ James M. Holland
                                      James M. Holland
                                      Senior Vice President

                                      DATE:    November 16, 2004

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                                  EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION

99.1    Press Release dated November 16, 2004

99.2 Consolidated Statements of Operations for the Three Months and Year ended September 30, 2004 and 2003

99.3    Analysis of Contract Revenues and Drilling Costs for the
        Three Months and Year ended September 30, 2004

99.4    Consolidated Balance Sheets at September 30, 2004 and
        September 30, 2003

99.5    Contract Status Summary at November 16, 2004

                                  EXHIBIT 99.1
Houston, Texas
16 November 2004

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based International Drilling Contractor, announced today that the Company earned net income of $3,344,000 or $.24 per diluted share, on revenues of $42,933,000 for the quarter ended September 30, 2004, compared to a net loss of ($14,257,000) or ($1.03) per diluted share on revenues of $38,004,000 for the quarter ended September 30, 2003. For the twelve months ended September 30, 2004, the Company earned net income of $7,587,000 or $.54 per diluted share, on revenues of $163,454,000 compared to a net loss of ($12,802,000) or ($.92) per diluted share, on revenues of $144,765,000 for the twelve months ended September 30, 2003.

                                        FOR THE THREE MONTHS ENDED SEPTEMBER 30,
                                              2004                      2003
                                       ------------                 ------------
                                                        (unaudited)
Contract Revenues                       $42,933,000             $ 38,004,000
                                        ===========              ===========
Income (Loss) before Income Taxes         1,642,000               (4,373,000)
Provision (Benefit) for Income Taxes    ( 1,702,000)               9,884,000
                                        -----------              -----------
Net Income (Loss)                         3,344,000              (14,257,000)
                                        ===========              ===========
Earnings (Loss) per Common Share -
      Basic                                     .24                    (1.03)
      Diluted                                   .24                    (1.03)
Weighted Average Shares
   Outstanding -
      Basic                              13,869,000              13,848,000
      Diluted                            14,139,000              13,848,000

                                       FOR THE TWELVE MONTHS ENDED SEPTEMBER 30,
                                                2004                     2003
                                         ------------              ------------
                                                        (unaudited)
Contract Revenues                       $163,454,000            $144,765,000
                                        =============           ============
Income before Income Taxes                12,402,000               1,636,000
Provision for Income Taxes                 4,815,000             (14,438,000)
                                        ------------            ------------
Net Income (Loss)                          7,587,000             (12,802,000)
                                        ============            ============
Earnings (Loss) per Common Share -
      Basic                                      .55                    (.92)
      Diluted                                    .54                    (.92)
Weighted Average Shares
   Outstanding -
      Basic                               13,859,000              13,846,000
      Diluted                             14,032,000              13,846,000


                                                           Contact:  Jim Holland
                                                                  (281) 749-7804

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                                  EXHIBIT 99.2
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)




                                                  Three Months Ended               Twelve Months Ended
                                             ------------------------------     ---------------------------
                                                      September 30,                   September 30,
                                                  2004           2003             2004           2003
                                                  ----           ----             ----           ----
                                                     (Unaudited)                       (Unaudited)
REVENUES:
Contract drilling                                $40,553        $38,004          $161,074      $144,765
Business interruption proceeds                     2,380              0             2,380             0
                                                 -------        -------          --------      --------
                                                 $42,933        $38,004          $163,454      $144,765
                                                 -------        -------          --------      --------

COSTS AND EXPENSES:
Contract drilling                                 28,417         27,406            98,936        98,500
Depreciation                                       7,995          7,733            31,582        25,758
General and administrative                         2,706          5,193            11,389        14,015
                                                 -------        -------          --------      --------
                                                  39,118         40,332           141,907       138,273
                                                 -------        -------          --------      --------
OPERATING INCOME                                   3,815         (2,328)           21,547         6,492
                                                 -------        -------          --------      --------

OTHER INCOME (EXPENSE)
Interest expense                                  (2,204)        (2,064)           (9,202)       (5,014)
Interest income                                       31             19                57           158
                                                  ------         ------            ------        ------
                                                  (2,173)        (2,045)           (9,145)       (4,856)
                                                  ------         ------            ------        ------
INCOME BEFORE INCOME TAXES                         1,642         (4,373)           12,402         1,636

PROVISION (BENEFIT) FOR INCOME TAXES              (1,702)         9,884             4,815        14,438
                                                  ------       --------            ------      --------
NET INCOME (LOSS)                                 $3,344       ($14,257)           $7,587      ($12,802)
                                                  ======       ========            ======      ========
EARNINGS (LOSS)  PER SHARE
              Basic                                $0.24         ($1.03)            $0.55        ($0.92)
              Diluted                              $0.24         ($1.03)            $0.54        ($0.92)
WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
            Basic                                 13,869         13,848            13,859        13,846
           Diluted                                14,139         13,848            14,032        13,846


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                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)



                              FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
                                   CONTRACT                  CONTRACT
                                   DRILLING                  DRILLING
                                   REVENUES                   COSTS
                                  ----------               ------------
                                              (In Millions)
ATWOOD BEACON                         $5.5                      $3.4
ATWOOD EAGLE                          10.5                       6.6
ATWOOD FALCON                          4.4                       5.3
ATWOOD HUNTER                          5.3                       3.0
ATWOOD SOUTHERN CROSS                  3.4                       2.7
RICHMOND                               2.6                       2.0
SEAHAWK                                4.6                       2.7
VICKSBURG                              6.1                       1.8
OTHER                                  0.5                       0.9
                                     -----                     -----
                                     $42.9                     $28.4
                                     =====                     =====





                              FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2004
                                   CONTRACT                   CONTRACT
                                   DRILLING                   DRILLING
                                   REVENUES                    COSTS
                                -------------               ------------
                                               (In Millions)
ATWOOD BEACON                        $20.7                      $10.2
ATWOOD EAGLE                          30.4                       20.7
ATWOOD FALCON                         26.0                       15.1
ATWOOD HUNTER                         19.4                       12.0
ATWOOD SOUTHERN CROSS                 12.5                       12.3
RICHMOND                               9.6                        7.9
SEAHAWK                               18.6                        9.0
VICKSBURG                             24.3                        8.3
OTHER                                  2.0                        3.4
                                    ------                      -----
                                    $163.5                      $98.9
                                    ======                      =====

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                                  EXHIBIT 99.4

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                            Sep. 30, 2004             SEP. 30, 2003
                                                            -------------             -------------
                                                                          (Unaudited)
ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                                         $16,416                      $21,551
    Accounts receivable                                                32,475                       30,864
    Insurance receivable                                               25,433                            0
    Income tax receivable                                                   0                        3,278
    Inventories of materials and supplies
     at lower of average cost or market                                12,648                       12,583
    Deferred tax assets                                                   290                          550
    Prepaid expenses and other                                          5,704                        7,186
                                                         ---------------------        ---------------------

      Total Current Assets                                             92,966                       76,012
                                                         ---------------------        ---------------------

PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe                       618,824                      629,167
     Other                                                              7,635                        9,072
                                                         ---------------------        ---------------------

                                                                      626,459                      638,239

     Less-accumulated depreciation                                    225,318                      195,137
                                                         ---------------------        ---------------------

      Net Property and Equipment                                      401,141                      443,102
                                                         ---------------------        ---------------------

DEFERRED COSTS AND OTHER ASSETS                                         4,829                        3,560
                                                         ---------------------        ---------------------

                                                                     $498,936                     $522,674
                                                         =====================        =====================

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                                $36,000                      $24,000
   Accounts payable                                                     9,398                       10,403
   Accrued liabilities                                                 13,822                        8,851
   Deferred credits                                                       833                        6,695
                                                         ---------------------        ---------------------

       Total Current Liabilities                                       60,053                       49,949
                                                         ---------------------        ---------------------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                         145,000                      181,000
                                                         ---------------------        ---------------------
                                                                      145,000                      181,000
                                                         ---------------------        ---------------------

OTHER LONG TERM LIABILITIES
     Deferred income taxes                                             18,930                       21,217
     Deferred credits and other                                         3,364                        7,041
                                                         ---------------------        ---------------------
                                                                       22,294                       28,258
                                                         ---------------------        ---------------------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                     0                            0
    Common stock, $1 par value, 20,000,000 shares
          authorized with 13,883,000 issued and outstanding            13,883                       13,851
    Paid-in capital                                                    57,907                       57,404
    Retained earnings                                                 199,799                      192,212
                                                         ---------------------        ---------------------

        Total Shareholders' Equity                                    271,589                      263,467
                                                         ---------------------        ---------------------

                                                                     $498,936                     $522,674
                                                         =====================        =====================

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                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                   AT NOVEMBER 16, 2004




NAME OF RIG              LOCATION            CUSTOMER                   CONTRACT STATUS
-----------              --------            --------                   ---------------
SEMISUBMERSIBLES -
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig continues to work under the Shell contract
                                             ("SHELL")                  with the rig currently drilling the second of now four
                                                                        firm wells after Shell exercised one of its two
                                                                        options provided under the contract.  This contract is
                                                                        currently anticipated to extend into February 2005.
                                                                        One option remains under the Shell contract.
                                                                        Immediately upon completion of the Shell contract, the
                                                                        rig will be move to Japan to commence a two-firm well
                                                                        program for Japan Energy Development Co., Ltd.  The
                                                                        drilling of these two wells could take until
                                                                        approximately August 2005 to complete.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which after the exercise of all
                                                                        six options will be a drilling program totaling
                                                                        sixteen wells. The drilling of all sixteen wells is
                                                                        expected to take until approximately September 2005 to
                                                                        complete.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig has commenced drilling the second of three
                                             ("WOODSIDE")               firm wells for Woodside.  The current Woodside
                                                                        drilling program is expected to take until the end of
                                                                        November 2004 to complete.  BHP Billiton Petroleum
                                                                        Pty. ("BHP"), the rig's prior customer, was previously
                                                                        granted three option wells which can be drilled after
                                                                        the completion of the Woodside contract and are
                                                                        subject to mutual agreement on timing.  BHP has now
                                                                        exercised one of their three options, with the
                                                                        drilling of this well to commence immediately after
                                                                        the completion of the Woodside program and is expected
                                                                        to take approximately 30 days to complete.  BHP
                                                                        retains the right to drill two option wells using the
                                                                        rig.  The rig has been awarded additional work under
                                                                        its current contract with Woodside to drill three firm
                                                                        wells with option to drill three additional wells off
                                                                        the coast of Australia.  The drilling of the three
                                                                        firm wells is expected to take approximate four months
                                                                        to complete, and if all the option wells are drilled,
                                                                        the contract could extend into September 2005.  The
                                                                        rigs current drilling commitments with Woodside and
                                                                        BHP are expected to be completed around January 15,
                                                                        2005.  The additional work with Woodside will not
                                                                        commence until February 15, 2005.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD       The rig has completed its modifications and equipment
                                             ("SHELL")                  change-out at the Kemanan Supply Base, Malaysia and
                                                                        has commenced its two well drilling program for
                                                                        Shell.  The drilling program is expected to extend
                                                                        into late January 2005.  Additional work, following
                                                                        the Shell contract, is being pursued in Southeast Asia
                                                                        as well as other areas of the world.
Page 10


ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         The rig continues to work under the Murphy contract
                                             COMPANY, LTD. ("MURPHY")   with the rig currently drilling the fourth of now five
                                                                        firm wells with Murphy relinquishing its last option.
                                                                        This contract is currently anticipated to extend into
                                                                        December 2004. The rig has been awarded a contract by
                                                                        Daewoo International Corporation ("Daewoo") to drill
                                                                        two firm wells plus an option to drill one additional
                                                                        well offshore Myanmar.  The Daewoo work will commence
                                                                        immediately after completing the Murphy program, and
                                                                        is expected to take 90 days to complete.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In May 2004, the rig's contract with EMEPMI was
                                            PRODUCTION MALAYSIA INC.    suspended and the rig moved to Thailand to commence a
                                            ("EMEPMI")                  drilling program for Chevron Offshore (Thailand)
                                                                        Limited.  This program has now been completed.  The
                                                                        rig has been relocated back to Malaysia and the EMEPMI
                                                                        contract reinstated.  The EMEPMI drilling commitment
                                                                        includes the five months that the contract was
                                                                        suspended plus an extension of twelve months, for a
                                                                        total of seventeen months commencing in October 2004.
                                                                        EMEPMI retains its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             UNDER REPAIR AT                               The process of repairing the damage incurred by the
                          A SINGAPORE                                   ATWOOD BEACON on July 25, 2004 continues on schedule.
                          SHIPYARD                                      The rig is expected to return to service in January
                                                                        2005.  The ATWOOD BEACON has been awarded a contract
                                                                        by HOANG LONG and HOAN VU Joint Operating Companies to
                                                                        drill three firm wells, with options to drill three
                                                                        additional wells, offshore Vietnam.  The three firm
                                                                        wells have a combined expected duration of 200 days
                                                                        and if all option wells are drilled, the program could
                                                                        extend for another 200 days.  The drilling of this
                                                                        program must commence between January 15, 2005 and
                                                                        April 15, 2005.


SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is currently drilling a third well for ADTI
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   which was assigned from Helis Oil & Gas Company
                                                                        ("Helis").  Upon completion of this well, the rig will
                                                                        have three firm wells to drill for Helis, with Helis
                                                                        retaining one option to drill two additional wells.
                                                                        The drilling of the three remaining firm wells is
                                                                        expected to take until February/March 2005 to complete
                                                                        and if the option wells are drilled, the contract
                                                                        could extend to June/July 2005.

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MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

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